UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report:           April 2, 2009
(Date of earliest event reported)

Commission File Number	Registrant; State of Incorporation Address; and Telephone Number	IRS Employer Identification No.

1-11337	INTEGRYS ENERGY GROUP, INC. (A Wisconsin Corporation) 130 East Randolph Drive Chicago, Illinois 60601-6207 (312) 228-5400	39-1775292

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangement of Certain Officers.

On April 2, 2009, the Board of Directors of Integrys Energy Group, Inc. appointed Lawrence T. Borgard, President and Chief Operating Officer - Utilities of Integrys Energy Group, Inc., effective April 5, 2009.  Mr. Borgard’s 2009 annual base salary was set at $430,000, effective April 5, 2009.  Mr. Borgard is 47 years old and has held the following positions with Integrys Energy Group, Inc. and its subsidiary, Wisconsin Public Service Corporation (“WPS”):

	Position	Effective Date
	President and Chief Operating Officer – Integrys Gas Group (1)	02-21-07
	President and Chief Operating Officer – Energy Delivery of WPS	08-15-04
	Vice President – Distribution and Customer Service of WPS	11-25-01

(1)	The Integrys Gas Group includes The Peoples Gas Light and Coke Company, North Shore Gas Company, Minnesota Energy Resources Corporation, and Michigan Gas Utilities Corporation.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INTEGRYS ENERGY GROUP, INC. By: /s/ Barth J. Wolf Barth J. Wolf Vice President, Chief Legal Officer and Secretary

Date: April 7, 2009